UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 23, 2017

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07                                        Submission of Matters to a Vote of Security Holders.

On August 23, 2017, the Company held its Annual Meeting. The following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.                                      The election of the eight nominees to the Company’s Board of Directors.

2.                                      An advisory vote on the Company’s executive compensation.

3.                                      An advisory vote on the frequency of conducting the vote on executive compensation.

4.                                      Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration.

Board of Director Election Results

The Company’s eight nominees for director were each elected to serve a one-year term. The votes for each director were as follows:

Name:	For	Against	Abstain	Broker Non-Votes
Julien R. Mininberg	24,287,435	64,539	11,417	1,753,892
Timothy F. Meeker	24,216,929	135,386	11,076	1,753,892
Gary B. Abromovitz	24,208,730	143,708	10,953	1,753,892
Thurman K. Case	24,310,922	40,710	11,759	1,753,892
Krista Berry	24,313,741	38,065	11,585	1,753,892
Beryl B. Raff	24,312,812	39,594	10,985	1,753,892
William F. Susetka	24,288,450	63,624	11,317	1,753,892
Darren G. Woody	24,215,463	136,643	11,285	1,753,892

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
24,141,530	200,244	21,617	1,753,892

Advisory Vote on the Frequency of the Non-Binding Advisory Votes on Compensation of our Named Executive Officers

The shareholders of the Company voted on a non-binding advisory basis to hold the vote on compensation of our named executive officers on an annual basis. The votes were cast as follows:

Votes for 1 year	Votes for 2 years	Votes for 3 years	Votes Abstain
19,599,557	14,848	4,718,759	30,227

Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration was approved. The votes were cast as follows:

For	Against	Abstain
25,955,515	141,260	20,508

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 28, 2017	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer